CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2021
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
The company’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions. The company’s capital is monitored through the debt-to-total capitalization ratio on a consolidated basis. As at December 31, 2021 this ratio was 35% (2020: 36%).
Subsidiaries of the company have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt-service coverage. Certain lenders have also put in place requirements that oblige the company and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to the company, as well as repayment of outstanding debt.
The company’s strategy is to maintain the measures set out in the following schedule as at December 31:

(MILLIONS)	2021	2020
Non-recourse borrowings(1)	$13,546	$12,859

Deferred income tax liabilities, net(2)	4,934	4,160
BEPC exchangeable and class B shares	6,163	7,430
Equity
Participating non-controlling interest – in operating subsidiaries	10,297	10,290
Participating non-controlling interest – in a holding subsidiary held by Brookfield Renewable	261	258
The partnership	3,667	1,177
Total capitalization	$38,868	$36,174
Debt-to-total capitalization	35%	36%
(1)Excludes $34 million (2020: $37 million) of deferred financing fees, net of unamortized premiums.
(2)Deferred income tax liabilities less deferred income tax assets.